Exhibit 10.1

SPACEHAB, Incorporated

DEALER MANAGER AGREEMENT

September 2, 2005

Jefferies & Company, Inc.

As Lead Dealer Manager,

c/o Jefferies & Company, Inc.

520 Madison Avenue, 12th Floor

New York, New York 10022

Sanders Morris Harris Inc.

As Co-Dealer Manager,

c/o Sanders Morris Harris Inc.

600 Travis, Suite 3100

Houston, Texas 77002

Ladies and Gentlemen:

SPACEHAB, Incorporated, a Washington corporation (the “Offeror”), plans to (1) make an offer (such offer, as it may from time to time be amended and supplemented, the “Exchange Offer”) for up to $63,250,000 principal amount of its 8% Convertible Subordinated Notes due 2007 (the “Outstanding Notes”) in exchange for up to $63,250,000 principal amount of its 5.50% Senior Convertible Notes due 2010 (the “New Notes”), and (2) engage in a solicitation of consents (the “Consent Solicitation” and, together with the Exchange Offer, the “Transactions”) from registered holders (“Holders”) of the Outstanding Notes to certain proposed amendments (the “Proposed Amendments”) to the indenture dated as of October 15, 1997 between the Offeror and First Union National Bank, as trustee (the “Indenture”) governing the Outstanding Notes, each on the terms and subject to the conditions set forth in the exchange offer and consent solicitation materials (collectively, as such items may be amended, modified or supplemented from time to time in accordance with this Agreement, the “Transaction Materials”) copies of which have been delivered to the Dealer Managers, including:

(a) The Registration Statement (as defined in Section 4(a) hereof);

(b) The Prospectus (as defined in Section 4(a) hereof);

(c) The Schedule TO, dated July 21, 2005;

(d) The Form of Letter of Transmittal and Consent (the “Letter of Transmittal”) to be used by holders tendering Outstanding Notes pursuant to the

Exchange Offer and to deliver consents pursuant to the Consent Solicitation, including guidelines for certification of Taxpayer Identification Number on Substitute Form W-9;

(e) The form of supplemental indenture that will give effect to the Proposed Amendments (the “Supplemental Indenture”); and

(f) The form of press release, dated September 6, 2005, and all other press releases relating to the Transactions.

The Offeror also will be seeking approval from the holders of its outstanding common and preferred stock to amend the Offeror’s articles of incorporation to increase the authorized number of shares of common stock that the Offeror may issue to 60 million shares of common stock and the issuance of the New Notes and common stock of the Offeror issuable upon conversion of the New Notes (the “Proxy Solicitation”) through a proxy statement and related materials (the “Proxy Statement”) to be filed with the Commission (as defined below).

The Offeror hereby appoints Jefferies & Company, Inc., as lead dealer manager (the “Lead Dealer Manager”), and Sanders Morris Harris Inc., as co-dealer manager (the “Co-Dealer Manager” and, together with the Lead Dealer Manager, the “Dealer Managers”), exclusively, and each Dealer Manager hereby accepts its appointment, as a Dealer Manager in connection with the Transactions and authorizes each Dealer Manager to act on its behalf in accordance with this agreement (the “Agreement”) and the terms of the Transaction Materials, which Transaction Materials have been prepared by, or with the approval of, the Offeror and has been or will be filed with the Securities and Exchange Commission (the “Commission”) pursuant to the requirements of the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder (the “Act”), and the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder (the “Exchange Act”). The Dealer Managers are authorized to use the Transaction Materials in connection with the solicitation of tenders and consents along with such other offering materials and information as the Offeror may prepare or approve (“Other Material”). The Dealer Managers agree to furnish no written material to holders in connection with the Transactions other than the Transaction Materials and Other Material. It is understood that nothing in this agreement nor the nature of the Dealer Managers’ services shall be deemed to create a fiduciary or agency relationship between the Lead Dealer Manager and the Co-Dealer Manager or between the Dealer Managers and the Offeror. The Offeror has obtained its own tax, accounting and legal advisors and are not relying on either Dealer Manager or their respective counsel for such matters. The Co-Dealer Manager authorizes the Lead Dealer Manager to act as lead dealer manager in connection with the Transaction and (i) to agree, on its behalf, to any addition to, change in, or waiver of any provision of, of termination of, this Agreement (other than additions to or changes in this paragraph, and other than a waiver of, or reduction in fees to the Co-Dealer Manager under Section 3), (ii) to exercise in its discretion all the authority vested in the Lead Dealer Manager under this Agreement, and (iii) except as otherwise set forth in this paragraph, to take any other action as may seem advisable to the Lead Dealer Manager in respect of the Transaction (including, without limitation, actions and communications with the Commission, stock exchanges, and other regulatory bodies and organizations). The Co-Dealer Manager waives and releases the Lead Dealer Manager from and against any and all claims, causes of action, or liabilities of any kind that the Co-Dealer Manager has or may have to the extent they arise out of, or in connection with, the Lead Dealer Manager’s exercise of its rights and obligations as Lead Dealer Manager under this Agreement and in connection with the Transactions. This Agreement is in addition to, and supplements, but does not amend, replace or supercede the letter agreement between the Offeror and the Lead Dealer Manager , dated March 2, 2005 (the “General Engagement Letter”), except and only to the extent that the General Engagement Letter is inconsistent herewith.

1. Solicitation of Tenders and Consents. On the basis of the representations and warranties and agreements of the Offeror set forth in this Agreement and subject to the other terms and conditions hereof, each Dealer Manager agrees to use its reasonable best efforts to solicit tenders of Outstanding Notes pursuant to the Exchange Offer and consents pursuant to the Consent Solicitation. Neither of the Dealer Managers nor any of the Dealer Managers’ respective affiliates, partners, directors, officers, consultants, agents, employees or controlling persons (if any) shall have any liability to the Offeror or any other person for any act or omission on the part of any securities broker or dealer (other than yourselves), commercial bank or trust company that solicits tenders or consents, and neither of the Dealer Managers nor any of such other persons or entities referred to above shall have any liability to the Offeror or any person asserting claims on behalf of or in right of the Offeror in connection with or as a result of either the engagement of the Dealer Managers hereunder or any matter referred to in this Agreement except to the extent that such liability results from such Dealer Manager’s gross negligence or bad faith (and such gross negligence or bad faith shall be determined on a separate and not a joint basis) in performing the services that are the subject of this Agreement. In soliciting tenders or consents, no securities broker or dealer (other than yourselves), commercial bank or trust company shall be deemed to act as your agent, and you, as Dealer Managers, shall not be deemed the agent of any other securities broker or dealer or of any commercial bank or trust company. The obligations of the Dealer Managers hereunder are several and not joint. The Offeror authorizes each Dealer Manager to communicate with CapitalBridge, in its capacity as the information agent (the “Information Agent”), with the registrar for the Outstanding Notes, in its capacity as registrar (the “Registrar”), and with the depositary, in its capacity as depositary (the “Depositary”), retained by the Offeror with respect to matters relating to the Exchange Offer and the Consent Solicitation.

2. Covenants of the Offeror. The Offeror covenants and agrees with each Dealer Manager that:

(a) The Offeror shall prepare the Transaction Materials in a form reasonably approved by the Lead Dealer Manager and timely file the required Transaction Materials with the Commission following its preparation. The Offeror shall not, prior to expiration of the Transactions, make any amendment or supplement to the Registration Statement, Prospectus or other Transaction Materials which shall be reasonably disapproved by the Lead Dealer Manager promptly after reasonable notice. The Offeror shall advise the Dealer Managers, promptly after it receives notice thereof, of the time when any amendment to the Registration Statement has been filed or becomes effective or when any supplement to the Prospectus or any amended Prospectus has been filed and to furnish the Dealer Managers with copies thereof; file promptly all reports and any definitive proxy or information statements required to be filed by the Offeror with the Commission pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act

subsequent to the date of the Prospectus and for as long as the delivery of a prospectus is required in connection with the offering or sale of the New Notes; advise each Dealer Manager (and, if in writing, provide each Dealer Manager with a copy), promptly after it receives notice thereof, of the issuance by the Commission or any other governmental authority of any stop order or of any order preventing or suspending any or all of the Transactions or the use of any Transaction Materials, of the suspension of the Consent Solicitation or of the qualification of the New Notes for offering or sale in any jurisdiction, of the initiation or threat of any proceeding for any such purpose, or of any request by the Commission or any other governmental authority for the amending or supplementing of any Transaction Materials or for additional information; and, in the event of the issuance of any stop order or of any order preventing or suspending the use of any Transaction Materials or suspending the Consent Solicitation or any such qualification, promptly use its best efforts to obtain the withdrawal of such order.

(b) The Offeror will cause to be delivered to each registered holder of any Outstanding Notes, as soon as practicable, a copy of the Prospectus and the Letter of Transmittal, together with a return envelope, and other appropriate Transaction Materials and Other Material. Thereafter, to the extent practicable until the expiration of the Transactions, the Offeror will use its best efforts to cause copies of such material and a return envelope to be mailed to each person who becomes a registered holder of any Outstanding Notes.

(c) The Offeror agrees to furnish each Dealer Manager with copies of the Transaction Materials and Other Material, including the Prospectus, in such quantities as each such Dealer Manager may reasonably request for use by such Dealer Manager in connection with the Transactions. The Offeror will not amend or supplement Transaction Materials, or prepare or approve any Other Material for use in connection with the Transactions, without the Lead Dealer Manager’s prior approval.

(d) If the delivery of a prospectus is required at any time in connection with the offering and sale of the New Notes or the solicitation of consents pursuant to the Consent Solicitation and if at such time any event will have occurred as a result of which the Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made when such Prospectus was delivered, not misleading or necessary to correct any material statement in any earlier communication with respect to the Transactions, or, if for any other reason it will be necessary during such period to amend or supplement the Prospectus or to file under the Exchange Act any document incorporated by reference in the Prospectus in order to comply with the Act or the Exchange Act, to notify each Dealer Manager and to file such document and to prepare and furnish without charge to either Dealer Manager as many copies as each such Dealer Manager may from time to time reasonably request of an amended Prospectus or a supplement to the Prospectus which will correct such statement or omission or effect such compliance.

(e) The Offeror will use its best efforts to list for quotation the shares of its common stock issuable upon conversion of the New Notes (the “New Conversion Shares”) on the Nasdaq National Market (“NASDAQ”).

(f) The Offeror will promptly from time to time take such action as the Lead Dealer Manager may reasonably request to qualify the New Notes for offering and sale, and to permit the solicitation of consents pursuant to the Consent Solicitation, under the securities laws of such states of the United States as the Lead Dealer Manager may reasonably request and to comply with such laws so as to permit the continuance of sales and dealings therein in such jurisdictions for so long as may be necessary to complete the Transactions; provided that in connection therewith the Offeror will not be required to qualify as a foreign corporation or file a general consent to service of process in any jurisdiction.

(g) The Offeror agrees to furnish to each Dealer Manager, or to cause the Registrar to furnish to each Dealer Manager, cards or lists or copies thereof showing the names and addresses of, and amounts of Outstanding Notes held by, the beneficial holders of the Outstanding Notes as of a recent date, and will use its best efforts to advise the Lead Dealer Manager, or will cause the Registrar to advise the Lead Dealer Manager, from day to day during the period of the Transactions as to any transfers of record of the Outstanding Notes and to update or provide such other information from time to time as requested by the Lead Dealer Manager during the term of this Agreement. Each Dealer Manager agrees to use such information only in connection with the Transactions and not to furnish such information to any other person except in connection with the Transactions.

(h) The Offeror will arrange for the Exchange Agent named in the Letter of Transmittal to inform the Lead Dealer Manager during each business day during the Transactions (to be followed on a daily basis by written confirmation) as to the amounts of Outstanding Notes that have been tendered pursuant to the Exchange Offer and as the number of consents received pursuant to the Consent Solicitation during the interval since its previous daily report to the Lead Dealer Manager under this provision, and the names and addresses of any registered holder tendering Outstanding Notes.

(i) During a period of two years from the effective date of the Registration Statement, the Offeror will furnish to the Lead Dealer Manager copies of all reports or other communications (financial or other) furnished to shareholders generally, and deliver to the Lead Dealer Manager as soon as they are available, copies of any reports and financial statements furnished to or filed with the Commission or any national securities exchange on which any class of securities of the Offeror is listed to the extent that such reports or financial statements are not available publicly through the Commission’s EDGAR system.

(j) The Offeror will make generally available to its securityholders as soon as practicable, but in any event not later than eighteen months after the effective date of the Registration Statement (as defined in Rule 158(c) under the Act) an earnings statement of the Offeror and its subsidiaries (which need not be audited) complying with Section 11(a) of the Act (including, at the Offeror’s option, Rule 158 thereunder).

(k) The Offeror will advise each Dealer Manager promptly of (1) the occurrence of any event or the discovery of any fact that could cause (i) the Offeror to withdraw, rescind or modify the Exchange Offer or Consent Solicitation, (ii) any representation or warranty contained in this Agreement to be untrue or inaccurate or (iii) the Offeror to have the right not to complete the Exchange Offer, Consent Solicitation or the Proxy Solicitation and (2) any litigation or governmental action with respect to the Transactions.

(l) Neither the Offeror nor any entity controlled, directly or indirectly, by the Offeror has taken, or will take, directly or indirectly, any action which is designed to or which has constituted or which might reasonably be expected to cause or result in stabilization or manipulation of the price of any security of the Offeror to facilitate the sale or resale of the New Notes in connection with the Exchange Offer.

(m) The Offeror shall execute the Supplemental Indenture as soon as practicable after the termination of the Consent Solicitation if consents from the Holders of a majority of the principal amount of the Outstanding Notes have been received (and not revoked); provided, however, that the Proposed Amendments shall not become operative until the events set forth in this clause are satisfied.

(n) The Offeror will promptly pay all accrued interest on the tendered Outstanding Notes in accordance with and subject to the conditions set forth in the Transaction Materials.

3. Compensation and Expenses.

(a) The Offeror will pay to each Dealer Manager, as compensation for its services to the Offeror hereunder, a fee calculated pursuant to the fee arrangements set forth in the General Engagement Letter in connection with the Transactions.

(b) Offeror will pay to each soliciting broker (as defined below) a solicitation fee equal to 1.5% of the aggregate principal amount of any Outstanding Notes validly tendered by any qualifying holder (as defined below) and accepted by the Offeror in the Exchange Offer; provided, however, that if no solicitation fee is paid to a soliciting broker in connection with any such Outstanding Notes tendered by a qualifying holder, then such solicitation fee shall be paid to the Lead Dealer Manager as soon as practicable (but no more than 5 days) following the completion of the Exchange Offer and shall be in addition to any other compensation to which the Lead Dealer Manager is otherwise entitled under this Agreement. A “soliciting broker” is (1) a broker or dealer in securities, including a Dealer Manager in its capacity as a dealer or broker, which is a member of any national securities exchange or of the NASD; (2) a foreign broker or dealer not eligible for membership in the NASD that agrees to conform to the NASD’s Rules of Fair Practice in soliciting tenders outside the U.S. to the same extent as though it were an NASD member; or (3) a bank or trust company, in each case who is identified as the soliciting broker in the appropriate space in the Letter of Transmittal. Furthermore, by accepting the solicitation fee, such soliciting broker will be deemed to have represented that (A) it has complied with the applicable requirements of the Exchange Act in connection with such solicitation; (B) it is entitled to such compensation for such solicitation under the terms and conditions of the Exchange Offer; (C) in soliciting tenders of Outstanding Notes, it has used no soliciting materials other than the Transaction Materials and the Other Materials; and (D) if it is a foreign broker or dealer not eligible for membership in the NASD, it has agreed to conform to the NASD’s Rules of Fair Practice in making solicitations. A “qualifying holder” is a beneficial owner, other than the soliciting broker, of Outstanding Notes who validly tenders $500,000 or less aggregate principal amount of Outstanding Notes in the Exchange Offer. For avoidance of doubt, the parties agree that SMH Capital Advisors Inc. is not a “qualifying holder” and, as such, that the Offeror shall not be obligated to pay the fee described in this Section 3(b) with respect to any Outstanding Notes tendered by SMH Capital Advisors Inc., whether on its own behalf or on behalf of its clients. In addition, the Offeror will not pay a solicitation fee to any soliciting broker if (1) such soliciting broker is required for any reason to transfer the amount of such fee to a qualifying holder or (2) the tendered Exchange Notes are for the soliciting broker’s own account. For the purposes hereof, the term “solicit” shall be deemed to mean no more than “processing Outstanding Notes tendered” or “forwarding to customers materials regarding the Exchange Offer.”

(c) Whether or not any Outstanding Notes are acquired pursuant to the Exchange Offer or any consents delivered pursuant to the Consent Solicitation and notwithstanding anything in the General Engagement Letter to the contrary, the Offeror shall reimburse the Lead Dealer Manager promptly upon its demand and receipt of invoices for (i) an amount equal to 50% of the reasonable fees, costs and expenses of its counsel, Skadden, Arps, Slate, Meagher & Flom LLP, in connection with their representation of the Lead Dealer Manager in connection herewith and with the Transactions (except for any fees and expenses of counsel relating to matters covered under Section 6 of this Agreement, the reimbursement of which shall be as set forth in such Section and shall not be subject to the limitation set forth above) and (ii) all other fees, costs and out-of-pocket expenses relating to or arising out of the Transactions. The Offeror also agrees to pay all other fees, costs and expenses relating to or arising out of the Transactions, the performance of its obligations under this Agreement and the Transactions including, without limiting the generality of the foregoing, all costs and expenses (i) incurred by brokers and dealers (including yourselves), commercial banks, trust companies and nominees for their customary mailing and handling expenses incurred in forwarding the Transaction Materials and any Other Material to their customers, (ii) incident to the preparation, issuance, execution and delivery of the New Notes to be delivered in connection with the Exchange Offer, (iii) incident to the preparation, printing and filing under the Act of the Registration Statement and the Prospectus and any other Transaction Materials or Other Materials (including all exhibits, amendments and supplements thereto), (iv) incurred in connection with the registration or qualification of the New Notes under state securities laws as provided in Section 2(f) hereof, including the fees and disbursements of the Lead Dealer Manager’s counsel in connection with such qualification and in connection with the Blue Sky and legal investment surveys, (v) in connection with the listing of the New Conversion Shares on NASDAQ, (vi) related to the filing and registration of the New Notes with the Commission and the National Association of Securities Dealers, Inc., (vii) in connection with the preparation and execution of the Supplemental Indenture, (viii) in connection with the preparation and printing (including word processing and duplication costs) and delivery of all Transaction Materials and any Other Material (including this Agreement and any preliminary and supplemental Blue Sky memoranda) including mailing and shipping, as herein provided, and (viii) incident to the appointment of the Exchange Agent and the Information Agent, including the fees and expenses of the Exchange Agent and the Information Agent.

4. Certain Representations and Warranties by the Offeror. The Offeror represents and warrants to and agrees with each Dealer Manager that as of the date hereof and the commencement date of the Transactions, during the period of the

Transactions, and until the expiration of the Transactions, and as of the date of filing, publication and/or distribution:

(a) A registration statement on Form S-4 (Registration No. 333-126772) (as amended, the “Initial Registration Statement”) in respect of the Transactions has been filed with the Commission; the Offeror will use its best efforts to have the Registration Statement declared effective as modified by appropriate response to SEC comments or otherwise in each case in the form theretofore delivered or made available to each Dealer Manager, and, excluding exhibits thereto but including all documents incorporated by reference into the prospectus contained therein. Other than amendments to the Initial Registration Statement and filings by the Offeror under the Exchange Act, no other document with respect to such registration statement or document incorporated by reference therein has heretofore been filed with the Commission; and no stop order suspending the effectiveness of the Initial Registration Statement or any post-effective amendment thereto has been issued and no proceeding for that purpose has been initiated or threatened by the Commission (any preliminary prospectus included in the Initial Registration Statement or filed with the Commission pursuant to Rule 424(a) of the rules and regulations of the Commission under the Act is herein called a “Preliminary Prospectus”); the various parts of the Initial Registration Statement and any post-effective amendment thereto, including all exhibits, annexes and schedules thereto and including (i) the information contained in the form of final prospectus filed with the Commission pursuant to Rule 424(b) under the Act in accordance with Section 2(a) hereof and (ii) the documents incorporated by reference into the prospectus contained in the Initial Registration Statement as of the date hereof, is herein collectively called the “Registration Statement”; such final prospectus, in the form it will be first filed pursuant to Rule 424(b) under the Act, is hereinafter called the “Prospectus”; any reference herein to any Preliminary Prospectus or the Prospectus will be deemed to refer to and include the documents incorporated by reference therein pursuant to Item 13 of Form S-4 under the Act, as of the date of such Preliminary Prospectus or Prospectus, as the case may be; any reference to any amendment or supplement to any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include any document filed after the date of such Preliminary Prospectus or Prospectus, as the case may be, and prior to expiration of the Exchange Offer and Consent Solicitation under the Exchange Act, and incorporated by reference into such Preliminary Prospectus or Prospectus, as the case may be; and any reference to any amendment to the Registration Statement shall be deemed to refer to and include any annual report of the Offeror filed pursuant to Section 13(a) or 15(d) of the Exchange Act after the effective date of the Registration Statement that is incorporated by reference into the Registration Statement on or prior to the date hereof;

(b) No order preventing or suspending the use of any Preliminary Prospectus or, after the effectiveness of the Registration Statement, the Prospectus has been issued by the Commission, and each Preliminary Prospectus, at the time of filing thereof, will conform in all material respects to the requirements of the Act, and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading or necessary to correct any material statement in any earlier communication made with respect to the Transactions; provided, however, that this representation and warranty will not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Offeror by you as Dealer Managers expressly for use therein;

(c) The documents incorporated by reference into the Preliminary Prospectus and Prospectus, when they were filed with the Commission conformed in all material respects to the requirements of the Act, the Exchange Act and the Trust Indenture Act of 1939, as amended and the rules and regulations of the Commission thereunder (the “TIA”), as applicable, and when read together with the other information in the Preliminary Prospectus and Prospectus, none of such documents contained an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; any further documents so filed and incorporated by reference into the Prospectus or any further amendment or supplement thereto, when they become effective or are filed with the Commission, as the case may be, will conform in all material respects to the requirements of the Act, the Exchange Act and the TIA, as applicable, and when read together with the other information in the Prospectus and any such further amendment or supplement, none of such documents will contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they are made, not misleading; provided, however, that this representation and warranty will not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Offeror by you as Dealer Managers expressly for use therein;

(d) The Transaction Materials and Other Materials, including the Registration Statement, the Preliminary Prospectus, the Prospectus, and any amendments or supplements thereto, prior to the expiration of the Exchange Offer and Consent Solicitation, each will conform, in all material respects to the requirements of the Act, the Exchange Act and the TIA, as applicable, and do not and will not, as of the applicable effective date as to the Registration Statement and any amendment thereto, and as of the applicable filing date as to the Prospectus and any amendment or supplement thereto, in any case prior to expiration of the Exchange Offer and Consent Solicitation, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, in light of the circumstances under which they are made; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Offeror by you as Dealer Managers expressly for use therein. The Proxy Statement, and any amendments or supplements thereto, prior to the expiration of the Proxy Solicitation, will conform, in all material respects to the requirements of the Act and the Exchange Act, as applicable, and do not and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, in light of the circumstances under which they are made;

(e) Neither the Offeror nor any of its subsidiaries has sustained since the date of the latest audited financial statements included in, or incorporated by reference into, the Preliminary Prospectus or, after the effective date of the Registration Statement, the Prospectus any material loss or interference with their business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Preliminary Prospectus and Prospectus; and, since the dates as of which information is given in the Preliminary Prospectus and Prospectus, there has not been any change in the capital stock or long term debt of the Offeror or any of its subsidiaries or any material adverse change, or any development involving a prospective material adverse change, in or affecting the general affairs, prospects, management, financial position, shareholders’ equity or results of operations of the Offeror and its subsidiaries (“Material Adverse Effect”), otherwise than as set forth in the Preliminary Prospectus or Prospectus;

(f) The Offeror and its subsidiaries have good and marketable title in fee simple to all real property owned by them and good and marketable title to all personal property owned by them, in each case free and clear of all liens, encumbrances and defects except such as are described in the Preliminary Prospectus or, after the effective date of the Registration Statement, the Prospectus or such as do not materially affect the value of such property and do not interfere with the use made and proposed to be made of such property by the Offeror and its subsidiaries; and any real property and buildings held under lease by the Offeror and its subsidiaries are held by them under valid, subsisting and enforceable leases with such exceptions as are not material and do not interfere with the use made and proposed to be made of such property and buildings by the Offeror and its subsidiaries;

(g) The Offeror has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Washington, with the corporate power and authority to own its properties and conduct its business and the Transactions as described in the Transaction Materials, and has been duly qualified as a foreign corporation for the transaction of business in, and is in good standing under the laws of, each other jurisdiction in which it owns or leases properties or conducts any business so as to require such qualification except where the failure to be so qualified or in good standing would not result in a Material Adverse Effect; and each subsidiary of the Offeror has been duly organized and is validly existing as an entity in good standing under the laws of its jurisdiction of organization except where the failure to be so qualified or in good standing would not result in a Material Adverse Effect;

(h) The Offeror has an authorized capitalization as set forth under the caption “Capitalization” in the Preliminary Prospectus or, after the effective date of the Registration Statement, the Prospectus, and all of the issued shares of capital stock of the Offeror have been duly and validly authorized and issued, and are fully paid and nonassessable and all of the issued shares of capital stock of each subsidiary of the Offeror have been duly and validly authorized and issued, are fully paid and nonasessable and are owned directly or indirectly by the Offeror, free and clear of all liens, encumbrances, equities or claims. The New Conversion Shares will conform to the descriptions of the Common Stock contained in, or incorporated by reference into, the Preliminary Prospectus or, after the effective date of the Registration Statement, the Prospectus and the New Conversion Shares, when issued and delivered by the Offeror upon conversion of the New Notes, will be duly and validly authorized and issued, fully paid and nonassessable and not subject to any preemptive or similar rights;

(i) The New Notes, upon issuance, will have been duly authorized by the Offeror and, when authenticated, issued and delivered in the manner provided in the indenture applicable to the New Notes (the “New Indenture”) and delivered upon valid tender and acceptance of the Outstanding Notes pursuant to the Exchange Offer, will be legal, valid and binding obligations of the Offeror, and such New Notes will be enforceable against the Offeror in accordance with their respective terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer and similar laws affecting creditors’ rights and remedies generally and to general principals of equity (regardless of whether enforcement is sought in proceeding at law or in equity), and except to the extent that a waiver of rights under any usury laws may be unenforceable, and the New Notes will conform in all material respects to the description set forth under the caption “Description of the Exchange Notes” in the Prospectus;

(j) Upon the termination of the Exchange Offer and Consent Solicitation and the execution and delivery of the Supplemental Indenture, the Outstanding Notes, if any, that are not exchanged for New Notes in connection with the Exchange Offer will constitute valid and binding obligations of the Offeror, entitled to the benefits of the Supplemental Indenture, and enforceable against the Offeror in accordance with their terms;

(k) The execution and delivery of this Agreement by the Offeror and the compliance by the Offeror with all of the provisions of this Agreement and the consummation of the transactions contemplated herein and in the Transaction Materials do not and will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Offeror or any of its subsidiaries is a party or by which the Offeror or any of its subsidiaries is bound or to which any of the property or assets of the Offeror or any of its subsidiaries is subject, nor will such action result in any violation of (A) the provisions of the Articles of Incorporation or Bylaws of the Offeror, (B) any agreement to which Offeror is a party or (C) any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Offeror or any of its subsidiaries or any of their properties; and no consent, approval, authorization, order, registration or qualification of or with any such court or governmental agency or body is required for the execution and delivery by the Offeror of this Agreement or the consummation by the Offeror of the Transactions, including, but not limited to, the issuance and delivery of the New Notes by the Offeror, except for (i) such consents, approvals, authorizations, orders, registrations or qualifications as may have already been obtained or will be solicited by the Offeror pursuant to the Proxy Solicitation, (ii) review by the staff of the Commission of the Transaction Materials and Other Material without, after response by the Offeror to any comments by such staff, continuing objection, (iii) declaration by the Commission of the effectiveness of the Registration Statement, (iv) qualification of the New Indenture under the TIA, (v) approval by NASDAQ of the listing of the New Conversion Shares, and (vi) such consents, approvals, authorizations, registrations or qualifications as may be required under state or foreign securities or Blue Sky laws in connection with the distribution of the New Notes pursuant to the Exchange Offer;

(l) Neither the Offeror nor any of its subsidiaries is (i) in violation of its charter or bylaws or similar governing documents; (ii) in default, and no event has occurred that, with notice or lapse of time or both, would constitute such a default, in the performance or observance of any obligation, agreement, covenant or condition contained in any indenture, mortgage, deed of trust, loan agreement, lease or other agreement or instrument to which it is a party or by which it or any of its properties may be bound; or (iii) in violation of any law or statute or any judgment, order, rule or regulation of any court or arbitrator or governmental or regulatory authority, except, in the case of clauses (ii) and (iii) above, for any such defaults as would not result in a Material Adverse Effect;

(m) The statements set forth in the Preliminary Prospectus under the caption “Description of the Exchange Notes”, insofar as they purport to constitute a summary of the terms of the Exchange Notes, and under the caption “The Exchange Offer and Consent Solicitation” (other than, in each case, statements made under such captions solely in reliance upon and in conformity with information furnished in writing to the Offeror by the Dealer Managers expressly for such use therein), insofar as they purport to describe the provisions of the laws and documents referred to therein, are accurate, complete and fair in all material respects;

(n) Although the discussion set forth in the Preliminary Prospectus under the caption “Certain Material U.S. Federal Income Tax Considerations” does not purport to discuss all possible United States federal income tax consequences of the Exchange Offer, such discussion constitutes, in all material respects, an accurate summary of the United States federal income tax consequences of the Exchange Offer, based upon current United States federal income tax law;

(o) The Offeror is not and, after giving effect to the offering and sale of the New Notes and the consummation of the Exchange Offer, will not be an “investment company” or an entity “controlled” by an “investment company” as such terms are defined under the Investment Company Act of 1940, as amended (the “Investment Company Act”);

(p) Other than as set forth or contemplated in the Preliminary Prospectus, there are no legal or governmental proceedings pending or to the knowledge of the Offeror, threatened, to which the Offeror or any of its subsidiaries is a party or of which any property of the Offeror or any of its subsidiaries is the subject which, if determined adversely to the Offeror or any of its subsidiaries, would, individually or in the aggregate, have a Material Adverse Effect or could have a material adverse affect upon any of the Transactions;

(q) The Offeror and its subsidiaries have insurance covering their respective properties, operations, personnel and businesses, including business interruption insurance, which insurance is in amounts and insures against such losses and risks as are adequate to protect the Offeror and its subsidiaries and their respective businesses; and neither the Offeror nor any of its subsidiaries has any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage at reasonable cost from similar insurers as may be necessary to continue its business;

(r) The Offeror has duly taken all necessary corporate action to authorize the making and consummation of the Exchange Offer, the Consent Solicitation and the Proxy Solicitation; the execution, delivery and performance of this Agreement, the New Indenture and the Supplemental Indenture; and this Agreement has been, and each of the New Indenture and the Supplemental Indenture will be, duly executed and delivered by, and constitutes, or will constitute, as the case may be, a valid and binding agreement of, the Offeror enforceable against the Offeror in accordance with its terms. The Supplemental Indenture may be entered into upon the consent of the Holders of a majority of the aggregate outstanding principal amount of the Outstanding Notes pursuant to the provisions of the Indenture and, along with the consents and Consent Solicitation, complies in all material respects with the requirements of the Indenture which it supplements and of the TIA. The Supplemental Indenture will conform in all material respects to the description thereof contained in the Transaction Materials;

(s) The Offeror and its subsidiaries maintain a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management’s general or specific authorizations; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain asset accountability; (iii) access to assets is permitted only in accordance with management’s general or specific authorization; and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

(t) Neither the Offeror, any subsidiary nor any of their respective directors or officers, in their capacities as such, is in material breach or violation or any provision of the Sarbanes Oxley Act of 2002 and the rules and regulations promulgated in connection therewith (the “Sarbanes Oxley Act”), including Section 402 related to loans and Sections 302 and 906 related to certifications.

(u) Ernst and Young, LLP and Grant Thornton LLP, each of whom have certified certain financial statements of the Offeror and its subsidiaries, each are independent public accountants as required by the Act;

(v) The Offeror has made or will make appropriate arrangements with The Depository Trust Company and any other “qualified” registered securities depository to allow for the book-entry transfer of tendered Outstanding Notes between depository participants and the Exchange Agent;

(w) The Offeror has or upon consummation of the Transactions will have sufficient funds available, and has or will have sufficient authority to use such funds under applicable law, to enable it to pay and the Offeror will pay in accordance with the terms of the Transactions: (i) the accrued and unpaid interest payable with respect to all properly tendered and not withdrawn Outstanding Notes as described in the Transaction Materials and (ii) the fees and expenses payable pursuant to this Agreement; and

(x) The Offeror is not, nor will it be, after giving effect to the execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby and the Transactions, (i) insolvent, (ii) possessed of or (after giving effect to such issuance) left with unreasonably small capital with which to engage in its anticipated businesses, (iii) incurring debts beyond its ability to pay such debts as they mature or (iv) having a judgment or judgments for monetary damages, docketed against it or its subsidiaries, which judgment or judgments, after final judgment, are unsatisfied.

(y) Except as would not have a Material Adverse Effect or otherwise require disclosure in the Registration Statement, (i) the Offeror is not in violation of any federal, state or local laws and regulations relating to pollution or protection of human health or the environment or the use, treatment, storage, disposal, transport or handling, emission, discharge, release or threatened release of toxic or hazardous substances, materials or wastes, petroleum and petroleum products (“Materials of Environmental Concern”) (collectively, “Environmental Laws”), including, without limitation, noncompliance with or lack of any permits or other environmental authorizations; (ii) to the Offeror’s knowledge, there are no past, present or reasonably foreseeable circumstances that may lead to any such violation in the future; (iii) the Offeror has not received any written or, to the Offeror’s knowledge, oral communication from any person or entity alleging any such violation; (iv) there is no pending or, to the Offeror’s knowledge, threatened claim, action, investigation or notice by any person or entity against the Offeror or, to the Offeror’s knowledge, against any person or entity for whose acts or omissions the Offeror is or may reasonably be expected to be liable, either contractually or by operation of law, alleging liability for investigatory, cleanup, or other response costs, natural resources or property damages, personal injuries, attorney’s fees or penalties relating to any Materials of Environmental Concern or any violation or potential violation, of any Environmental Law (collectively, “Environmental Claims”), and (v) to the Offeror’s knowledge, there are no actions, activities, circumstances, conditions, events or incidents that could form the basis of any such Environmental Claim or result in any other costs or liabilities under Environmental Laws.

5. Conditions of Obligation. Your obligations to act as Dealer Managers hereunder will at all times be subject, in your discretion, to the conditions that:

(a) All representations, warranties and other statements of the Offeror contained herein are, as of the date of this Agreement, and, at all times prior to the expiration of the Exchange Offer and Consent Solicitation, will be true and correct in all material respects.

(b) The Offeror at all times during the Transactions will have performed all of its obligations hereunder theretofore to be performed.

(c) The Prospectus will have been either (i) filed with the Commission pursuant to Rule 424(b) within the applicable time period prescribed for such filing by the rules and regulations under the Act in accordance with Section 2(a) hereof or (ii) included in the Registration Statement; no stop order suspending the effectiveness of the Registration Statement or any part thereof will have been issued and no proceeding for that purpose will have been initiated or threatened by the Commission; and all requests for additional information on the part of the Commission will have been complied with to the Lead Dealer Manager’s reasonable satisfaction.

(d) On or prior to the Exchange Date, the Proxy Solicitation shall have terminated and the shareholders of the Offeror shall have approved the increase in the Offeror’s authorized capital stock as contemplated by the Proxy Statement.

(e) On the date on which the Offeror accepts for payment or exchange Outstanding Notes tendered pursuant to the Exchange Offer or consents delivered pursuant to the Consent Solicitation (“Exchange Date”), Skadden, Arps, Slate, Meagher

& Flom LLP, counsel to Jefferies & Company, Inc., will have furnished to Jefferies & Company, Inc., an opinion or opinions, reasonably acceptable to Jefferies & Company, Inc.

(f) On the Exchange Date, Haynes and Boone LLP, counsel to the Offeror, will have furnished to each Dealer Manager, an opinion or opinions dated the respective date of delivery thereof substantially in the form of Annex A hereto.

(g) On each of the days on which the Exchange Offer and Consent Solicitation commences (the “Commencement Date”) and the Exchange Date and Grant Thornton LLP, independent public accountants, each will have furnished to each Dealer Manager a letter or letters, dated the respective date of delivery thereof, in form and substance satisfactory to it, to the effect set forth in Annex B hereto.

(h) The Offeror will have furnished or caused to be furnished to the Dealer Managers, on each of the Commencement Date and the Exchange Date, a certificate or certificates of officers of the Offeror satisfactory to it as to the accuracy of the representations and warranties of the Offeror at and as of such dates, as to the performance by the Offeror of all of its obligations hereunder to be performed at or prior to such date, as to the matters set forth in subsections (c) and (h) of this Section and as to such other matters as the Lead Dealer Manager may reasonably request.

(i) (A) Neither the Offeror nor any of its subsidiaries will have sustained since the date of the latest audited financial statements included in, or incorporated by reference into, the Prospectus any loss or interference with their business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court of governmental action, order or decree, otherwise than as set forth or contemplated in the Prospectus, and (B) since the latest date as of which information is given in the Prospectus there will not have been any change in the capital stock or long-term debt of the Offeror or any of its subsidiaries or any change, or any development involving a prospective change, in or affecting the general affairs, management, financial position, shareholders’ equity or results of operations of the Offeror and its subsidiaries, otherwise than as set forth or contemplated in the Prospectus, the effect of which, in any such case described in clause (A) or (B), is, in the judgment of the Dealer Manager, so material and adverse as to make it impracticable or inadvisable to proceed with the Exchange Offer or the delivery of the New Notes on the terms and in the manner contemplated in the Transaction Material.

(j) On or after either the Commencement Date or the Exchange Date there shall not have occurred any of the following: (i) a suspension or material limitation in trading in securities generally on NASDAQ; (ii) a suspension or material limitation in trading in the Offeror’s securities on NASDAQ; (iii) a general moratorium on commercial banking activities declared by either Federal or New York or Texas State authorities or a material disruption in commercial banking or securities settlement or clearance services in the United States; (iv) the outbreak or escalation of hostilities involving the United States or the declaration by the United States of a national emergency or war or (v) the occurrence of any other calamity or crisis or any change in financial, political or economic conditions in the United States or elsewhere, if the effect of any such event specified in clause (iv) or (v) in the judgment of the Lead Dealer Manager makes it impracticable or inadvisable to proceed with the Transactions on the terms and in the manner contemplated in the Transaction Materials.

(k) On the Exchange Date, each Dealer Manager shall have received copies of the opinions of counsel and other documents that are delivered to the Trustee in connection with the Supplemental Indenture.

(l) On or promptly after the Exchange Date, each of the Supplemental Indenture shall have been executed by the Offeror and the Trustee and will be effective.

6. Indemnity.

(a) The Offeror agrees: (i) to indemnify and hold each Dealer Manager harmless against any losses, damages, liabilities or claims (or actions in respect thereof) to which any such Dealer Manager may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities to which any such Dealer Manager may become subject, under the Act, the Exchange Act or otherwise (A) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in the Transaction Materials or any Other Material, including any Preliminary Prospectus, the Registration Statement or the Prospectus, or any of the documents incorporated by reference therein, or in any amendment or supplement to any of the foregoing, or in any press release issued or authorized by the Offeror, or arise out of or are based upon the omission or alleged omission to state therein a material fact necessary to make the statements therein not misleading (provided, however, that this clause (A) shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Offeror by such Dealer Manager, as a Dealer Manager, expressly for use in any such document, which information the parties acknowledge consists solely of the following information in the Prospectus under the captions “The Exchange Offer and Consent Solicitation—Co-Dealer Managers” and “The Exchange Offer and Consent Solicitation—Soliciting Dealer Fees” but only to the extent that such information is applicable to such Dealer Manager), (B) arise out of or are based upon any breach by the Offeror of any representations or warranties or failure by the Offeror to comply with any of its obligations set forth herein, or (C) that arise out of or are based upon a withdrawal, rescission, termination or modification of or a failure to make or consummate the Exchange Offer, the Consent Solicitation or any of the other Transactions; (ii) to indemnify and hold each Dealer Manager harmless against any and all other losses, damages, liabilities or claims (or actions in respect thereof) that otherwise arise out of or are based upon or asserted against such Dealer Manager by any person, including shareholders of the Offeror, in connection with or as a result of a Dealer Manager acting as a Dealer Manager in connection with the Exchange Offer or rendering financial advisory services to the Offeror or that arise in connection with any other matter referred to in this Agreement, except to the extent any such losses, damages, liabilities or claims referred to in this clause (ii) result from such Dealer Manager’s gross negligence or bad faith (and such gross negligence or bad faith shall be determined on a separate and not a joint basis) in performing the services that are the subject of this Agreement. Except as otherwise provided herein, in the event that a Dealer Manager becomes involved in any capacity in any action, proceeding or investigation brought by or against any person, including shareholders of the Offeror, in connection with any matter referred to in this Agreement, the Offeror also agrees periodically to reimburse such Dealer Manager for its reasonable legal and other expenses (including the cost of any investigation and preparation) incurred in connection therewith. The Offeror shall be entitled to participate in any such action, proceeding or investigation, and, to the extent that it wishes, to assume the defense thereof with counsel reasonably satisfactory to such Dealer Manager. After notice from the Offeror to such Dealer Manager of its election to assume the defense of such claim or action, the Offeror shall not be liable to such Dealer Manager for any legal or other expenses subsequently incurred by it in connection with the defense thereof other than reasonable costs of investigation; provided, that each such Dealer Manager shall have the right to employ separate counsel to represent it to the extent it may be subject to liability arising out of any claim in respect of which indemnity may be sought against the Offeror, but the fees and expenses of such counsel shall be for such Dealer Manager’s own account unless (i) such Dealer Manager and the Offeror shall have mutually agreed to the retention of such counsel; (ii) at the advice of such Dealer Manager’s counsel, representation of both the Offeror, such Dealer Manager and/or the other Dealer Manager by the same counsel would be inappropriate due to actual or potential conflicts of interest between such Dealer Manager, the Offeror and/or the other Dealer Manager or (iii) the Offeror has not selected counsel reasonably satisfactory to such Dealer Manager within a reasonable time after notice of commencement of the action, in each of which cases the fees and expenses of such Dealer Manager’s counsel shall be at the Offeror’s expense, it being understood, however, that the Offeror shall not, in connection with any one such claim or action or separate but substantially similar or related claims or actions in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the fees and expenses of more than one separate firm of attorneys (together with appropriate local counsel) for such Dealer Manager at any time. Whether or not the defense of any claim or action is assumed by the Offeror, the Offeror will not be subject to any liability for any settlement made without its consent, which consent will not be unreasonably withheld; provided, however, that Offeror shall be liable for such settlement if it is entered into more than 30 days after a Dealer Manager’s notice to the Offeror requesting reimbursement of fees and expenses of its counsel and the Offeror has not reimbursed such Dealer Manager for such fees and expenses prior to such settlement. The Offeror also agrees that neither Dealer Manager nor any of its affiliates, nor any partners, directors, officers, consultants, agents, employees or controlling persons (if any), as the case may be, of any Dealer Manager or any such affiliates, shall have any liability to the Offeror or any person asserting claims on behalf of or in right of the Offeror for or in connection with any matter referred to in this Agreement except to the extent that any loss, damage, expense, liability or claim incurred by the Offeror results from such Dealer Manager’s gross negligence or bad faith (and such gross negligence or bad faith shall be determined on a separate and not a joint basis) in performing the services that are the subject of this Agreement. In no event, however, shall the Offeror be liable for indirect, incidental, consequential or special damages of any kind unless a Dealer Manager is required to pay any such damages to a third party.

(b) Promptly after receipt by a Dealer Manager of notice of its involvement in any action, proceeding or investigation, such Dealer Manager shall notify the other Dealer Manager and, if a claim in respect thereof is to be made against the Offeror under subsection (a) of this Section 6, shall notify the Offeror in writing of such involvement, but the failure so to notify the Offeror shall not relieve it from any liability which it may otherwise have to such Dealer Manager under subsection (a) of this Section 6 except to the extent that the Offeror suffers actual prejudice as a result of such failure, and in no such event shall such failure relieve the Offeror from any obligation to provide reimbursement and contribution to the Dealer Managers.

(c) If for any reason the indemnification provided for in subsection (a) of this Section 6 is unavailable or insufficient to hold any Dealer Manager harmless, then the Offeror shall contribute to the amount paid or payable by such Dealer Manager as a result of such loss, damage, expense, liability or claim (or action in respect thereof) referred to therein in such proportion as is appropriate to reflect the relative benefits of the Offeror and its shareholders on the one hand and such Dealer Manager on the other hand in the matters contemplated by this Agreement as well as the relative fault of the Offeror and such Dealer Manager with respect to such loss, damage, expense, liability or claim (or action in respect thereof) and any other relevant equitable considerations. The relative benefits of the Offeror and its shareholders on the one hand and such Dealer Manager on the other hand in the matters contemplated by this Agreement shall be deemed to be in the same proportion as the maximum aggregate value of the consideration proposed to be paid by the Offeror to acquire Outstanding Notes pursuant to the Exchange Offer bears to the maximum aggregate fee proposed to be paid to such Dealer Manager pursuant to Section 4(a) and (b) of this agreement as a result of such acquisition of Outstanding Notes. The relative fault of the Offeror on the one hand and such Dealer Manager on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by, or relating to, the Offeror and its affiliates or such Dealer Manager and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Offeror and the Dealer Managers agree that it would not be just and equitable if contribution pursuant to this subsection (c) were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in this subsection (c).

(d) The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to in this Section 6 shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim.

(e) The reimbursement, indemnity and contribution obligations of the Offeror under this Section 6 shall be in addition to any liability that the Offeror may otherwise have, shall extend upon the same terms and conditions to each Dealer Manager’s affiliates and the partners, directors, officers, consultants, agents, employees and controlling persons (if any), as the case may be, of each Dealer Manager and any such affiliate, and shall be binding upon and inure to the benefit of any successors, assigns, heirs and personal representatives of the Offeror, each Dealer Manager, any such affiliate and any such other person referred to above. If upon succession or assignment, the obligations of the Offeror set forth in this Section 6 are not assumed by operation of law or by contract by a party or parties satisfactory to the Dealer Managers, the Offeror agrees to arrange alternative means of providing for such obligations, including providing insurance or creating an escrow, in each case in an amount and upon terms and conditions satisfactory to the Dealer Managers.

7. Miscellaneous.

(a) This Agreement is made solely for the benefit of the Dealer Managers, the Offeror and any partner, director, officer, agent, employee, affiliate or controlling person referred to in Section 6 hereof, and their respective successors, assigns, heirs and legal representatives, and no other person will acquire or have any right under or by virtue of this Agreement.

(b) In the event that any provision hereof will be determined to be invalid or unenforceable in any respect, such determination will not affect such provision in any other respect or any other provision hereof, which will remain in full force and effect.

(c) The agreements contained in Sections 2, 3, 6 and 7 and the representations and warranties of the Offeror set forth in Section 4 hereof shall survive any termination or cancellation of this Agreement, any completion of the engagement provided by this Agreement, any investigation made by or on behalf of the Dealer Managers, any of the Dealer Managers’ officers or partners or any person controlling a Dealer Manager, any termination or expiration of the Exchange Offer or Consent Solicitation and any acquisition of Outstanding Notes or acceptance of consents, whether pursuant to the Exchange Offer, Consent Solicitation or otherwise.

(d) This Agreement may be terminated by the Lead Dealer Manager at any time upon notice to the Offeror if any of the conditions specified in Section 5 hereof shall not have been fulfilled at the time they are required to be fulfilled by such Section 5.

(e) Except as otherwise expressly provided in this Agreement, whenever notice is required by the provisions of this Agreement to be given to: (i) the Offeror, such notice will be in writing addressed to the Offeror at its address set forth in the Registration Statement, Attention: Secretary, with a copy to Haynes and Boone LLP, at its address set forth in the Registration Statement, Attention: Arthur S. Berner, Esq.; (ii) the Lead Dealer Manager, such notice will be in writing addressed to the Lead Dealer Manager, at Jefferies & Company, Inc., 520 Madison Avenue, 12th Floor, New York, NY 10022, Attention: Hyonwoo Shin and (iii) the Co-Dealer Manager, such notice will be in writing and addressed to the Co-Dealer Manager, at Sanders Morris Harris Inc., 600 Travis, Suite 3100, Houston, Texas 77002, Attention: Will Page.

(f) This Agreement, together with the General Engagement Letter, contains the entire understanding of the parties with respect to your acting as Dealer Managers of the Exchange Offer and Consent Solicitation to the Offeror, superseding all other prior agreements, understandings and negotiations with respect to such activities by each Dealer Manager. This Agreement may be executed in any number of separate counterparts, each of which will be an original, but all such counterparts will together constitute one and the same agreement.

(g) THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, INCLUDING, WITHOUT LIMITATION, SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW. Any right to trial by jury with respect to any action or proceeding arising in connection with or as a result of either the engagement of the Dealer Managers hereunder or any matter referred to in this Agreement is hereby waived by the parties hereto. The Offeror agrees that any suit or proceeding arising in respect of this

Agreement or our engagement will be tried exclusively in the U.S. District Court for the Southern District of New York or, if that court does not have subject matter jurisdiction, in any state court located in The City of New York and the Offeror agrees to submit to the jurisdiction of, and to venue in, such courts.

(h) Time will be of the essence of this Agreement. As used herein, the term “business day” will mean any day when the Commission’s office in Washington, D.C. is open for business.

Please sign and return to us a duplicate of this letter, whereupon it will become a binding agreement.

Very truly yours, SPACEHAB, Incorporated

By:

Name:

Title:

The undersigned hereby confirms that the foregoing letter agreement, as of the date thereof, correctly sets forth the agreement between the Offeror and the undersigned. JEFFERIES & COMPANY, INC.

By:

Name:

Title:

SANDERS MORRIS HARRIS INC.

By:

Name:

Title:

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